MONEYGRAM INTERNATIONAL, INC.

2004 OMNIBUS INCENTIVE PLAN

NON-QUALIFIED STOCK OPTION AGREEMENT FOR DIRECTORS

As Adopted February 16, 2005

(NQ)

MoneyGram International, Inc. (Corporation), a Delaware corporation, grants to      (Director) the option (Option) to purchase from the Corporation, pursuant to the MoneyGram International, Inc. 2004 Omnibus Incentive Plan (Plan), at the price of $    per share (Option Price)      Shares of its Common Stock, par value $0.01 each (Common Stock) through the exercise of this Option in accordance with the terms and conditions hereinafter set forth.

1. Option Period and Termination of Service of Director. The period during which this Option may be exercised (Option Period) is the period beginning on the date hereof and ending ten (10) years from such date, subject to Section 2 below, and during this period this Option may be exercised only by the Director personally and while a director of the Corporation, except that:

(a) If the Director ceases to be a director of the Corporation for any reason, excluding death, disability, or retirement the option rights hereunder (as they exist on the day the Director ceases to be a director ) may be exercised only within a period of three (3) months thereafter, subject to the notice requirements and forfeiture provisions set forth below, or prior to the expiration of the Option Period, whichever shall occur sooner.

(b) If the Director ceases to be a director of the Corporation due to death, or dies within the three month or three year periods referred to in Sections (a) or (c) of this Section 1, the option rights hereunder (as they exist immediately prior to the Director’s death) may be exercised by the Director’s personal representative only during a period of twelve (12) months thereafter in the case of death and only during a period of three (3) years thereafter in the case of disability, provided, if the Director dies within such three-year period, any unexercised option held by the Director will, notwithstanding the expiration of such three-year period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of twelve (12) months from the date of such death, subject in each case to the notice requirements set forth below, or prior in each case to the expiration of the Option Period, whichever shall occur sooner.

(c) If the Director ceases to be a director of the Corporation by reason of disability, the option rights hereunder (as they exist on the day the Director ceases to be such director ) may be exercised only within a period of two (2) years thereafter, subject to Section 2(c) below and further subject to the notice requirements set forth below, or prior to the expiration of the Option Period, whichever shall occur sooner.

(d) If the Director ceases to be a director of the Corporation at or after the age of 65 years, the Director shall be deemed to have retired for purposes of this Agreement and the option rights hereunder (as they exist on the day the Director ceases to be such director) may be exercised only within a period of five (5) years thereafter, subject to Section 2(d) below and further subject to the notice requirements and non-compete provisions set forth below, or prior to the expiration of the Option Period, whichever shall occur sooner.

2. Method of Exercise of this Option. This Option may be exercised in the manner hereinafter prescribed, in whole or in part, at any time or from time to time, during the Option Period as follows.

(a) One-third of the Shares hereby optioned at any time after one year from the date hereof,

(b)	One-third of the Shares hereby optioned at any time two years from the date hereof, and

(c) the balance of the Shares hereby optioned at any time after three years from the date hereof. This Option shall not be exercisable prior to the expiration of one year from the date of grant, except as otherwise specified in the Plan. All purchases hereunder must be completed within the time periods prescribed herein for the exercise thereof.

(d) Notwithstanding Sections (a), (b) and (c) of this Section 2 if the Director ceases to be a director of the Corporation by reason of death, disability or retirement, this Option (to the extent valid and outstanding as of the date such Director ceases to be a director) if not then exercisable shall become fully exercisable to the full extent of the original grant; provided, however, that if such date on which such Director ceases to be a director or an employee is within six months of the date of grant of a particular Stock Option held by a Director this Option shall not become fully exercisable until six months and one day after such date of grant.

On or before the expiration of the Option Period specified herein, written notice of the exercise of this Option with respect to all or a part of the Common Stock hereby optioned may be mailed or delivered to the Corporation by the Director in substantially the form attached hereto or in such other form as the Corporation may require, properly completed and among other things stating the number of Shares of Common Stock with respect to which the Option is being exercised, and specifying the method of payment for such Common Stock. The notice must be mailed or delivered prior to the expiration of this Option.

Before any stock certificates shall be issued, the entire purchase price of the Common Stock purchased shall be paid to the Corporation. Certificates, registered in the name of the purchaser for the Common Stock purchased, will be issued to the purchaser as soon as practicable thereafter. In the alternative, the Corporation may, at its option, issue the shares in book entry. Failure to pay the purchase price for any Common Stock within the time specified in said notice shall result in forfeiture of the Director’s right to purchase the Common Stock at a later date and the number of Shares of Common Stock which may thereafter be purchased hereunder shall be reduced accordingly.

The purchase price may be paid either entirely in cash or in whole or in part with unrestricted Common Stock already owned by the Director. If the Director elects to pay the purchase price entirely in cash, he will be notified of the purchase price by the Corporation. If the Director elects to pay the purchase price either substantially all with Common Stock or partly with Common Stock and the balance in cash, he will be notified by the Corporation of the fair market value of the Common Stock on the exercise date and the amount of Common Stock or cash payable. Within five business days after the exercise date, the Director shall deliver to the Corporation either cash or Common Stock certificates, in negotiable form, at least equal in value to the purchase price, or that portion thereof to be paid for with Common Stock, together with cash sufficient to pay the full purchase price. Only full Shares of Common Stock shall be utilized for payment purposes.

To the extent permissible under applicable tax, securities, and other laws, the Director may satisfy a tax withholding requirement by surrendering Shares, including Shares to which Director is entitled as a result of the exercise of this Option.

3. Non-Compete. Unless a Change of Control (as defined in the Plan) shall have occurred after the date hereof:

(a) In order to better protect the goodwill of the Corporation and its Affiliates and to prevent the disclosure of the Corporation’s or its Affiliates’ trade secrets and confidential information and thereby help insure the long-term success of the business, the Director, without prior written consent of the Corporation, will not engage in any activity or provide any services, whether as a director, manager, supervisor, employee, adviser, agent, consultant, owner of more than five (5) percent of any enterprise or otherwise, for a period of two (2) years following the date of the Director’s termination of employment with the Corporation or any of its Affiliates, in connection with the manufacture, development, advertising, promotion, design, or sale of any service or product which is the same as or similar to or competitive with any services or products of the Corporation or its Affiliates (including both existing services or products as well as services or products known to the Director, as a consequence of the Director’s service on the Board of Directors of the Corporation to be in development)

(b) For purposes of the provisions of Section 3, it shall be conclusively presumed that the Director has knowledge of information he or she was directly exposed to through actual receipt or review of memos or documents containing such information, or through actual attendance at meetings at which such information was discussed or disclosed.

(c) The Corporation is authorized to suspend or terminate this Option and any other outstanding stock option or stock appreciation right held by the Director prior to or after termination of service on the Corporation’s Board of Directors if the Director engages in any conduct agreed to be avoided pursuant to the provisions of Section 3 at any time within the two (2) years following the date of the Director’s termination of service.

(d) If, at any time within two (2) years after the date of the Director’s termination of employment with the Corporation or any of its Affiliates, Director engages in any conduct agreed to be avoided pursuant to the provisions of Section 3, then any gain (without regard to tax effects) realized by Director from the exercise of this Option, in whole or in part, shall be paid by Director to the Corporation. Director consents to the deduction from any amounts the Corporation or any of its Affiliates owes to Director to the extent of the amounts Director owes the Corporation hereunder.

4. Non-Transferability of this Option. This Option may not be assigned, encumbered or transferred, in whole or in part, except by the Director’s will or in accordance with the applicable laws of descent and distribution or as otherwise provided or permitted under the Plan, except that a Director holding a Non-Qualified Stock Option may designate as the transferee of any such Option any member of such Director’s “Immediate Family"(as defined in Rule 16a, as promulgated by the Commission under the Exchange Act) or to a trust whose beneficiaries are members of such Director’s Immediate Family, without payment of consideration, to have the power to exercise such Option, and be subject to all the conditions of such Option prior to such designation, such power to exercise to become effective only in the event that such optionee shall die prior to exercising such Option.

5. Adjustments for Changes in Capitalization of Corporation. The Common Stock covered by this Option is, at the option of the Corporation, either authorized but unissued or reacquired Common Stock. In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, extraordinary distribution with respect to the Common Stock or other change in corporate structure affecting the Common Stock during the Option Period, the number of Shares of Common Stock which may thereafter be purchased pursuant to this Option and the purchase price per share, shall be appropriately adjusted, or other appropriate substitutions shall be made, and the determination of the Board of Directors of the Corporation, or the Human Resources Committee of the Board of Directors, as the case may be, as to any such adjustments shall be final, conclusive and binding upon the Director.

6. Effect of Change in Control. (a) In the event of a Change in Control (as defined in the Plan), this Option (to the extent outstanding as of the date such Change in Control is determined to have occurred) if not then exercisable and vested shall become fully exercisable and vested to the full extent of the original grant.

(b) Notwithstanding any other provision of the Plan, during the 60-day period from and after a Change in Control (the “Exercise Period”), the Director shall have the right, whether or not this Option is fully exercisable and in lieu of the payment of the exercise price for the Shares of Common Stock being purchased under the Option and by giving notice to the Corporation, to elect (within the Exercise Period) to surrender all or part of the Option to the Corporation and to receive cash, within 30 days of such notice, in an amount equal to the amount by which the Change in Control Price (as defined in the Plan) per share of Common Stock on the date of such election shall exceed the exercise price per share of Common Stock under the Option (the “Spread”) multiplied by the number of Shares of Common Stock granted under the Option as to which the right granted hereunder shall have been exercised; provided, however, that if the Change in Control is within six months of the date of grant of a particular Option held by a Director no such election shall be made by such Director with respect to such Option prior to six months from the date of grant. Notwithstanding any other provision hereof, if the end of such 60-day period from and after a Change in Control is within six months of the date of grant of an Option held by a Director such Option shall be canceled in exchange for a cash payment to the Director, effected on the day which is six months and one day after the date of grant of such Option, equal to the Spread multiplied by the number of Shares of Common Stock granted under the Option.

7. Plan and Plan Interpretations as Controlling. This Option and the terms and conditions herein set forth are subject in all respects to the terms and conditions of the Plan, which are controlling. The Plan provides that the Board may amend the Plan, and that the Committee may interpret it and establish regulations for the administration thereof; provided that no such amendment or regulation shall impair the rights of any Director under an Option without the Director’s consent, except an amendment for purposes of compliance with the federal securities laws. The Director, by acceptance of this Option, agrees to be bound by said Plan and such Board and Committee actions.

8. Termination of the Plan; No Right to Future Grants. By entering into this Option Agreement, the Director acknowledges: (a) that the Plan is discretionary in nature and may be suspended or terminated by the Corporation at any time; (b) that each grant of an Option is a one-time benefit which does not create any contractual or other right to receive future grants of Options, or benefits in lieu of Options; (c) that all determinations with respect to any such future grants, including, but not limited to, the times when the Option shall be granted, the number of Shares subject to each Option, the Option price, and the time or times when each Option shall be exercisable, will be at the sole discretion of the Corporation; (d) that the Director’s participation in the Plan shall not create a right to further service with the Corporation’s Board of Directors; (e) that the Director’s participation in the Plan is voluntary; (f) that the right to purchase Common Stock ceases upon termination of service on the Corporation’s Board of Directors for any reason except as may otherwise be explicitly provided in the Plan or this Option Agreement; (g) that the future value of the Shares is unknown and cannot be predicted with certainty; (h) that if the underlying Shares do not increase in value, the Option will have no value; and (i) the foregoing terms and conditions apply in full with respect to any prior Option grants to Director.

9. Governing Law. This agreement is governed by and is to be construed and enforced in accordance with the laws of Minnesota.

This Option may not be exercised whenever such exercise or the issuance of any of the optioned Shares would be contrary to law or the regulations of any governmental authority having jurisdiction.

IN WITNESS WHEREOF, the parties have agreed that this Non-Qualified Stock Option Agreement may be executed by electronic signature, and have caused this Non-Qualified Stock Option Agreement to be duly executed.

Dated:

MONEYGRAM INTERNATIONAL, INC.

ATTEST:	By: PHILIP MILNE President and Chief Executive Officer

Secretary or Assistant Secretary

This Non-Qualified Stock Agreement shall be effective only upon execution by the Director and delivery to and receipt by the Corporation.

ACCEPTED AND AGREED:

Director